SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (Date of Earliest Event Reported) – August 22, 2008
COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No.  1-10352

Delaware	59-2758596

(State of Incorporation)	(I.R.S. Employer
Identification No.)

354 Eisenhower Parkway
Livingston, New Jersey	07039

(Address of principal	Zip Code
executive offices)
Registrant’s telephone number, including area code:  (973) 994-3999
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
8-K – FORM 8-K – CURRENT REPORT

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits

SIGNATURE
EXHIBIT INDEX

EX-1.1	Placement Agency Agreement, dated August 22, 2008, between the Company and The Benchmark Company LLC
EX-5.1	Opinion of Kaye Scholer LLP
EX.10.1	Form of Subscription Agreement
EX.23.1	Consent of Kaye Scholer LLP (Contained in Opinion of Kaye Scholer LLP filed as Exhibit 5.1)
EX.99.1	Press Release

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 22, 2008, Columbia Laboratories, Inc. (the “Company”) entered into a Placement Agency Agreement with The Benchmark Company LLC, as placement agent (the “Placement Agent”), relating to a “registered direct” offering of 1,333,000 shares of the Company’s common stock, par value $0.01 per share, at a price of $3.50 per share (the “Offering”). The Company will pay the Placement Agent a fee equal to 5% of the gross proceeds received by the Company from the Offering, provided that the fee in respect of certain specified investors will be 2.5% rather than 5%. Pursuant to the Placement Agency Agreement, the Placement Agent will use its best efforts to arrange for investors to purchase common stock directly from the Company, but the Placement Agent will not purchase common stock from the Company for resale to the public. The Offering is expected to close on or about August 26, 2008, subject to the satisfaction of customary closing conditions.
     A copy of the Placement Agency Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The Placement Agency Agreement contains representations and warranties that the parties made solely for the benefit of each other, in the context of all of the terms and conditions of the agreement. Accordingly, other investors and stockholders may not rely on such representations and warranties. Furthermore, such representations and warranties are made only as of the date of the Placement Agency Agreement. Information concerning the subject matter of such representations and warranties may change after the date of the Placement Agency Agreement, and any such changes may not be fully reflected in the Company’s reports or other filings with the Securities and Exchange Commission (the “SEC”).
     The Shares offered by the Company in the Offering have been registered under an existing shelf registration statement on Form S-3 (Registration No. 333-38230), which was declared effective by the SEC on June 30, 2000.
     A copy of the opinion of Kaye Scholer LLP relating to the valid issuance of the shares is attached hereto as Exhibit 5.1.
     In addition, on August 22, 2008, the Company entered into definitive Subscription Agreements with investors in the Offering pursuant to which such investors will purchase 1,333,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”). A copy of the form of Subscription Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     The net proceeds from the sale of the Shares, after deducting the fees of the Placement Agent and $335,000 in other offering expenses, are estimated to be approximately $4,105,975 million.
     A copy of the Company’s press release announcing its agreement to sell the Shares is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated August 22, 2008, between the Company and The Benchmark Company LLC

5.1	Opinion of Kaye Scholer LLP, counsel to the Company

10.1	Form of Subscription Agreement

23.1	Consent of Kaye Scholer LLP (Contained in Opinion of Kaye Scholer LLP filed as Exhibit 5.1)

99.1	Press release dated August 22, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  August 22, 2008

COLUMBIA LABORATORIES, INC.
By:	/s/ James A. Meer
James A. Meer
Senior Vice President, Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description
1.1	Placement Agency Agreement, dated August 22, 2008, between the Company and The Benchmark Company LLC

5.1	Opinion of Kaye Scholer LLP, counsel to the Company

10.1	Form of Subscription Agreement

23.1	Consent of Kaye Scholer LLP (Contained in Opinion of Kaye Scholer LLP filed as Exhibit 5.1)

99.1	Press release dated August 22, 2008